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                                                                   EXHIBIT 23.02


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-92902) of HNC Software Inc. of our report dated March 8, 1996, except for Note 6 as to which the date is August 30, 1996, with respect to the financial statements of Risk Data Corporation incorporated by reference from this Current Report on Form 8-K/A-1.



                                                               Ernst & Young LLP



Orange County, California
October 14, 1996